SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

Rainier Pacific Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington State or other jurisdiction of incorporation	000-50362 Commission File Number	87-0700148 (I.R.S. Employer Identification No.)

3700 Pacific Highway East, Suite 200, Fife, Washington (Address of principal executive offices)	98424 (Zip Code)

Registrant's telephone number (including area code) (253) 926-4000

Not Applicable
(Former name or former address, if changed since last report)


Item 5. Other Events

        Rainier Pacific Financial Group, Inc. (the "Company") announced on February 18, 2004 that the Company's Board of Directors declared an initial quarterly cash dividend of $0.05 per share on the Company's outstanding shares of common stock. The dividend will be paid on March 10, 2004 to shareholders of record at the close of business on February 27, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)        Exhibits

        99.1     Press Release of Rainier Pacific Financial Group, Inc. dated February 18, 2004.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

DATE: February 18, 2004	By: /s/ John A. Hall
John A. Hall
President and Chief Executive Officer


Exhibit 99.1

Press Release of Rainier Pacific Financial Group, Inc. dated February 18, 2004


For more information, contact:
                                                                                                            John Hall: (253) 926-4007
                                                                                                            jhall@rainierpac.com
**For Immediate Release**                                                                             or
                                                                                                            Vic Toy: (253) 926-4038
                                                                                                            vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. Declares Initial Quarterly Cash Dividend

Tacoma, Washington - February 18, 2004 - Rainier Pacific Financial Group, Inc. (NASDAQ: RPFG) today reported that its Board of Directors declared an initial quarterly cash dividend of $0.05 per share on its common stock.

The dividend will be paid on March 10, 2004 to shareholders of record as of the close of business on February 27, 2004. This is the first cash dividend for Rainier Pacific Financial Group, Inc. since the completion of its mutual to stock conversion on October 20, 2003.

John Hall, President/CEO of Rainier Pacific stated, "As a result of the Company's capital strength, we intend to pay regular, quarterly cash dividends in the future subject to the Company's earnings, financial condition, capital requirements, general economic conditions, and other factors deemed relevant by the Board of Directors. We are pleased to provide this additional opportunity for shareholders of Rainier Pacific to share in our success."


Rainier Pacific Financial Group is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 12 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

This press release may contain certain forward-looking statements and information relating to the Company that are based on the beliefs of management, as well as assumptions made by and information currently available to management. The words "anticipate," "believe," "estimate," "expect," "indicate" "intend," "should," and similar expressions, or the negative thereof, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events that are subject to certain risks and uncertainties that may cause actual results to vary. The Company does not intend to update these forward-looking statements.
